                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 19, 1999


                         NORTHWEST AIRLINES CORPORATION
                    (formerly Newbridge Parent Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                   41-1905580
                      (I.R.S. Employer Identification No.)

                  2700 LONE OAK PARKWAY, EAGAN, MINNESOTA 55121
               (Address of principal executive offices)(Zip Code)

                                 (612) 726-2111
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS



     Northwest Airlines Corporation today reported a net loss of $181 million for the three months ended December 31, 1998. Results for the quarter were severely affected by the recovery period following a 15-day strike in the third quarter. The Company estimates that the fourth quarter cost of the recovery was approximately $300 million on a pre-tax basis.

         Included in the fourth quarter results is a $66 million one-time pre-tax charge related to the retirement of seven Boeing 747 aircraft and pre-tax provisions of $36 million for estimated retroactive payments related to the Company's amendable collective bargaining agreements. Exclusive of these one-time charges, the fourth quarter loss was $117 million or $1.49 per diluted common share; inclusive of those one-time charges, loss per diluted common share for the quarter was $2.31.

         For the full year, the Company reported a net loss of $286 million. Excluding the full year effects of the one-time charge for the retirement of seven Boeing 747 aircraft and a pre-tax one-time charge of $151 million for out-of-period charges related to both collective bargaining agreements that were ratified in 1998 and estimated provisions for the Company's remaining amendable collective bargaining agreements, the net loss was $149 million or $1.81 per diluted common share for the full year 1998. Inclusive of those one-time charges, loss per diluted common share for the year was $3.48.

         The Company believes that year-over-year comparisons are not useful due to the wide-ranging impact of the strike and related events on earnings; nevertheless, comparisons are provided for purposes of consistency.

         Inclusive of one-time charges detailed above, the Company reported a fourth quarter operating loss of $192 million. Exclusive of these one-time charges, the Company recorded a fourth quarter operating loss of $90 million. Revenues for the fourth quarter decreased to $2.212 billion, a decrease of 11.2 percent versus revenues of $2.491 billion in the fourth quarter of 1997. Quarterly operating expenses were $2.404 billion, an increase of 6.2 percent from expenses of $2.264 billion in the fourth quarter of 1997.

         Passenger load factor (PLF) was 69.9 percent for the fourth quarter of 1998, down from 72.2 percent in the fourth quarter of 1997. The Company decreased overall flying in the fourth quarter by 1.3 percent, from 23.902 billion available seat miles (ASM) in 1997 to 23.580 billion ASM in 1998. Quarterly revenue passenger miles (RPM) decreased 4.5 percent, from 17.269 billion RPM in 1997 to 16.488 billion RPM in 1998. Cargo ton miles (CTM) decreased 10.3 percent year-over-year, from 642.1 million CTM in the fourth quarter of 1997 to 575.8 million CTM in the fourth quarter of 1998.

         Year-over-year yield for the fourth quarter decreased 9.2 percent, from 12.03c per passenger mile in 1997 to 10.92c in 1998. Revenues per available seat mile (RASM) declined 10.1 percent year-over-year, from 9.55 cents to 8.59 cents, while costs per available seat mile (CASM) rose 4.5 percent to 9.11 cents versus
8.72 cents a year earlier.

         Inclusive of one-time charges detailed above, the Company reported a full year operating loss of $191 million. Exclusive of these one-time charges, the Company recorded a full year operating profit of $26 million. Revenues for the full year 1998 decreased 11.5 percent from $10.226 billion in 1997 to $9.045 billion in 1998. Operating expenses for 1998 increased 1.8 percent to $9.236 billion from $9.069 billion in 1997.

         Passenger load factor for 1998 was 73.1 percent, down from 74.3 percent in 1997. The Company decreased overall flying in 1998 by 5.8 percent, from
96.964 billion ASM in 1997 to 91.311 billion ASM in 1998. Revenue passenger miles flown decreased 7.3 percent, from 72.031 billion RPM in 1997 to 66.738 billion RPM in 1998. Cargo ton miles decreased 14.4 percent year-over-year from
2.283 billion CTM in 1997 to 1.954 billion in 1998.

         Yield for the year decreased 7.0 percent, from 12.11 cents per passenger mile in 1997 to 11.26 cents in 1998. Revenues per available seat mile decreased 6.6 percent year-over-year, from 9.76 cents to 9.12 cents while costs per available seat mile rose 6.7 percent to 9.21 cents versus 8.63 cents a year earlier.

                         NORTHWEST AIRLINES CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                      THREE MONTHS ENDED
                                                                          DECEMBER 31
                                                                  ---------------------------
                                                                    1998              1997             PERCENT
                                                                  ----------       ----------         ----------
OPERATING REVENUES
  Passenger                                                       $ 1,823.8        $  2,104.1            (13.3)
  Cargo                                                               186.9             222.3            (15.9)
  Other                                                               201.5             164.9             22.2
                                                                    2,212.2           2,491.3            (11.2)
OPERATING EXPENSES
  Salaries, wages and benefits                                        832.0             765.1              8.7
  Aircraft fuel and taxes                                             267.5             338.1            (20.9)
  Commissions                                                         164.7             197.7            (16.7)
  Aircraft maintenance materials and repairs                          214.8             153.6             39.8
  Depreciation and amortization                                       113.5             106.6              6.5
  Aircraft rentals                                                     85.4              89.6             (4.7)
  Other rentals and landing fees                                      121.5             115.4             11.0
  Other (a)                                                           605.0             497.9             21.5
                                                                    2,404.4           2,264.0              6.2

OPERATING INCOME (LOSS)                                              (192.2)            227.3           (184.6)

OTHER INCOME (EXPENSE)
  Interest expense, net                                               (94.9)            (58.9)           (61.1)
  Interest of preferred security holder                                (6.3)             (6.0)            (5.0)
  Investment income                                                    16.0              21.3            (24.9)
  Foreign currency gain (loss)                                        (21.2)              5.7
  Other                                                                24.8              (4.7)
                                                                      (81.6)            (42.6)           (91.5)

INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEM             (273.8)            184.7           (248.2)

Income tax expense (benefit)                                          (92.5)             70.0

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                              (181.3)            114.7           (258.1)

Loss on extinguishment of debt                                          --               (9.3)

NET INCOME (LOSS)                                                    (181.3)            105.4           (272.0)

Preferred stock requirements                                           (0.2)             (0.3)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS               $  (181.5)       $    105.1



                                                                      THREE MONTHS ENDED
                                                                          DECEMBER 31
                                                                  ----------------------------------------------
                                                                    1998              1997             PERCENT
                                                                  ----------       ----------         ----------

Earnings (loss) per common share:
  Basic

  Before effects of extraordinary item                              $  (2.31)        $     1.18
  Loss on extinguishment of debt                                          --               (.09)
  Earnings (loss) per common share                                  $  (2.31)        $     1.09

  Diluted
  Before effects of extraordinary item                              $  (2.31)        $     1.06
  Loss on extinguishment of debt                                          --               (.09)
  Earnings (loss) per common share                                  $  (2.31)        $      .97

  Average shares used in computation:
  Basic                                                                 78.5               96.7
  Diluted                                                               78.5              108.3




                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (UNAUDITED, IN MILLIONS EXCEPT PER SHARE AMOUNTS)



                                                                      TWELVE MONTHS ENDED
                                                                          DECEMBER 31
                                                                  ---------------------------
                                                                    1998              1997             PERCENT
                                                                  ----------       ----------         ----------
OPERATING REVENUES
  Passenger                                                       $ 7,606.5        $  8,822.1            (13.8)
  Cargo                                                               633.5             789.4            (19.7)
  Other                                                               804.8             614.3             31.0
                                                                    9,044.8          10,225.8            (11.5)

OPERATING EXPENSES
  Salaries, wages and benefits                                      3,260.6           3,023.9              7.8
  Aircraft fuel and taxes                                           1,097.1           1,393.8            (21.3)
  Commissions                                                         691.9             855.2            (19.1)
  Aircraft maintenance materials and repairs                          761.0             620.4             22.7
  Depreciation and amortization                                       427.0             396.0              7.8
  Aircraft rentals                                                    345.1             358.9             (3.8)
  Other rentals and landing fees                                      450.4             456.7             (2.8)
  Other (a)                                                         2,203.1           1,963.7             12.2
                                                                    9,236.2           9,068.6              1.8

OPERATING INCOME (LOSS)                                              (191.4)          1,157.2           (116.5)

OTHER INCOME (EXPENSE)
  Interest expense, net                                              (312.1)           (234.1)           (33.3)
  Interest of preferred security holder                               (22.5)            (24.3)             7.4
  Investment income                                                    79.3              68.0             16.6
  Foreign currency gain (loss)                                        (21.5)              1.8
  Other                                                                38.2              16.0



                                                                      TWELVE MONTHS ENDED
                                                                          DECEMBER 31
                                                                  ---------------------------
                                                                    1998              1997             PERCENT
                                                                  ----------       ----------         ----------


                                                                    (238.6)           (172.6)           (38.2)

INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEM            (430.0)            984.6           (143.7)
Income tax expense (benefit)                                        (144.5)            378.8

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                             (285.5)            605.8           (147.1)

Loss on extinguishment of debt                                          --              (9.3)

NET INCOME (LOSS)                                                   (285.5)            596.5           (147.9)

Preferred stock requirements                                          (0.8)            (13.5)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS               $ (286.3)        $   583.0

Earnings (loss) per common share:
  Basic
  Before effects of extraordinary item                            $  (3.48)        $    5.89
  Loss on extinguishment of debt                                        --              (.10)
  Earnings (loss) per common share                                $  (3.48)        $    5.79

  Diluted
  Before effects of extraordinary item                            $  (3.48)        $    5.29
  Loss on extinguishment of debt                                        --              (.08)
  Earnings (loss) per common share                                $  (3.48)        $    5.21)

  Average shares used in computation:
  Basic                                                                82.3            100.6
  Diluted                                                              82.3            112.2

                         NORTHWEST AIRLINES CORPORATION

                   NOTES TO CONDENSED CONSOLIDATED STATEMENTS

(a) The Company recorded a fleet disposition charge of $65.9 million ($41.6 million after tax or $.53 per share) related to its seven oldest
         Boeing 747 aircraft in the fourth quarter of 1998.

(b) On May 1, 1998 the Company purchased 18.2 million shares of common stock from KLM Royal Dutch Airlines. The purchase price of $780.4 million was paid with a combination of $336.7 million of cash and $443.7 million of 7.88% senior unsecured notes. Effective on the date of the repurchase, these shares are excluded from earnings per share calculations.

(c) On November 20, 1998, the Company purchased 8.7 million shares of Class A Common Stock of Continental Airlines, Inc. for $465 million. Consideration was $399.5 million in cash and 2.6 million shares of newly issued common stock. The investment represents 14.5% of Continental's common stock and, together with additional Continental shares for which the Company holds a limited voting proxy, 50.6% of its fully diluted voting power on the acquisition date.

OPERATING STATISTICS (1)



                                                                      THREE MONTHS ENDED
                                                                          DECEMBER 31
                                                                   -------------------------           PERCENT
                                                                    1998              1997             CHANGE
                                                                   --------          --------          -------
Scheduled Service:
  Available seat miles (ASM) (millions)                           23,579.8          23,901.6            (1.3)
  Revenue passenger miles (millions)                              16,488.1          17,268.9            (4.5)
  Passenger load factor (percent)                                     69.9              72.2            (2.3) pts.
  Revenue passengers (thousands)                                    12,961            13,383            (3.2)
  Revenue yield per passenger mile (cents)                           10.92             12.03            (9.2)
  Passenger revenue per scheduled ASM (cents)                         7.64              8.69           (12.1)

Operating revenue per total ASM (cents) (2)                           8.59              9.55           (10.1)
Operating expense per total ASM (cents) (2)                           9.11              8.72             4.5

Cargo ton miles (millions)                                           575.8             642.1           (10.3)
Cargo revenue per ton mile (cents)                                   32.43             34.57            (6.2)

Fuel gallons consumed (millions)                                     488.1             499.3            (2.2)
Average fuel cost per gallon (cents)                                 50.12             62.70           (20.1)



                                                                      TWELVE MONTHS ENDED
                                                                          DECEMBER 31
                                                                   -------------------------           PERCENT
                                                                    1998              1997             CHANGE
                                                                   --------          --------          -------

Scheduled Service:
  Available seat miles (ASM) (millions)                            91,310.7          96.963.6            (5.8)
  Revenue passenger miles (millions)                               66,738.3          72,031.3            (7.3)
  Passenger load factor (percent)                                      73.1              74.3            (1.2) pts.
  Revenue passengers (thousands)                                     50,489            54,650            (7.6)
  Revenue yield per passenger mile (cents)                            11.26             12.11            (7.0)
  Passenger revenue per scheduled ASM (cents)                          8.23              9.00            (8.6)

Operating revenue per total ASM (cents) (2)                            9.12              9.76            (6.6)
Operating expense per total ASM (cents) (2)                            9.21              8.63             6.7

Cargo ton miles (millions)                                          1,954.4           2,282.8           (14.4)
Cargo revenue per ton mile (cents)                                    32.39             34.54            (6.2)

Fuel gallons consumed (millions)                                    1,877.1           1,996.3            (6.0)
Average fuel cost per gallon (cents)                                  53.60             64.86           (17.4)
Number of operating aircraft at end of period                           409               405             1.0
Full-time equivalent employees at end of period                      50,565            48,984             3.2

(1)      All statistics exclude Express Airlines I, Inc.

(2) Excludes the estimated revenues and expenses associated with the operation of Northwest's fleet of eight 747 freighter aircraft, MLT Inc. and gain/loss on disposition of assets.

                                                                             9
SELECTED BALANCE SHEET DATA

                                                                          DECEMBER 31, 1998     DECEMBER 31, 1997
                                                                          -----------------     -----------------

Crash, cash equivalents and unrestricted                                       $   480.0            $ 1,039.9
  short-term investments
Total assets                                                                    10,280.8              9,336.2
Long-term debt, including current maturities (b)                                 4,000.7              2,069.3
Long-term obligations under capital leases, including                              654.9                705.3
  current obligations
Redeemable stock
Preferred                                                                          260.7                306.2
Common (b)                                                                            --                848.5
Common stockholders' equity (deficit)                                             (476.7)              (311.0)


Item 7.  EXHIBITS

            The following exhibits are filed as part of this Report.

4(a)(1) Guarantee [NW 1989B], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(2) Guarantee [NW 1990A], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(3) Guarantee [NW 1995A], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(4) Guarantee [NW 1995B], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(5) Guarantee [NW 1996A], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(6) Guarantee [NW 1996B], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(7) Guarantee [NW 1996C], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(8) Guarantee [NW 1996D], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(9) Guarantee [NW 1996E], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(10) Guarantee [NW 1996F], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(11) Guarantee [NW 1996G], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(12) Guarantee [NW 1997A], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(13) Guarantee [NW 1997B], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(14) Guarantee [NW 1997C], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(15) Guarantee [NW 1997D], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(16) Guarantee [NW 1997E], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(17) Guarantee [NW 1997F], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(18) Guarantee [NW 1997G], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(19) Guarantee [NW 1997H], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(20) Guarantee [NW 1997I], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(21) Guarantee [NW 1997J], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(22) Guarantee [NW 1997K], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(a)(23) Guarantee [NW 1997L], dated as of November 20, 1998, from Northwest Airlines Corporation.

4(b)(1) Supplemental Indenture, dated as of November 20, 1998, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation, as Original Guarantor, Northwest Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee.

4(b)(2) Supplemental Indenture, dated as of November 20, 1998, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation, as Original Guarantor, Northwest Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee.

4(b)(3) Supplemental Indenture, dated as of November 20, 1998, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation, as Original Guarantor, Northwest Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee.

4(b)(4) Supplemental Indenture, dated as of November 20, 1998, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation, as Original Guarantor, Northwest Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee.

4(b)(5) Supplemental Indenture, dated as of November 20, 1998, among Northwest Airlines Corporation, as Guarantor, Northwest Airlines Holdings Corporation, as Original Guarantor, Northwest Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee.

4(b)(6) Supplemental Agreement, dated as of November 20, 1998, among Northwest Airlines Corporation, as New Guarantor, Northwest Airlines Holdings Corporation, as Original Guarantor, Northwest Airlines, Inc. and State Street Bank and Trust Company, as Trustee.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTHWEST AIRLINES CORPORATION

                                   By: /s/ DOUGLAS M. STEENLAND
                                       ---------------------------
                                   Name:  Douglas M. Steenland
                                   Title: Executive Vice President,
                                          General Counsel and
                                          Secretary

Dated: January 22, 1999